UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of Earliest Event Reported): November 30, 2005
CSK AUTO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13927	86-0765798
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

645 E. Missouri Ave. Suite 400, Phoenix, Arizona		85012
(Address of principal executive offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (602) 265-9200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
     Item 1.01 Entry into a Material Definitive Agreement
     On November 30, 2005, CSK Auto Corporation (the “Company”), entered into an agreement and plan of merger (the “Merger Agreement”) with Fastlane Merger Corp., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Sub”), Murray’s, Inc., a Delaware corporation (“Murray’s”), the sellers named therein, and J.W. Childs Associates, L.P., as representative of such sellers, providing for the acquisition by the Company of Murray’s. Murray’s is a private company headquartered in Belleville, Michigan, which operates 109 automotive parts and accessories retail stores in Michigan, Illinois, Ohio and Indiana.
     The consummation of the merger is subject to customary conditions. If the conditions in the Merger Agreement are met, Sub will merge with and into Murray’s, the separate corporate existence of Sub will cease, and Murray’s will continue as the surviving corporation. At the closing of the merger, the debt and equity holders of Murray’s will receive approximately $170,500,000, subject to certain purchase price adjustments as set forth in the Merger Agreement.
     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1.
Section 2 — Financial Information
     Item 2.02 Results of Operations and Financial Condition
     On December 1, 2005, the Company issued a press release announcing the execution of the Merger Agreement, certain results of operations for the third quarter of 2005, and the revision of the Company’s full year earnings guidance. The press release is attached as exhibit 99.1.
Section 7 — Other Events
     Item 7.01 Other Events
     On December 1, 2005, the Company issued a press release announcing the execution of the Merger Agreement, certain results of operations for the third quarter of 2005, and the revision of the Company’s full year earnings guidance. The press release is attached as exhibit 99.1.
Section 9 — Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 30, 2005, among CSK Auto Corporation, Fastlane Merger Corp., Murray’s, Inc., the sellers named therein, and J.W. Childs Associates, L.P., as seller representative.

Exhibit 99.1	Press Release dated December 1, 2005.
Forward Looking Statements
Portions of this filing may constitute “forward-looking statements” as defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Any such statements are made in reliance on the “safe harbor” protections provided under the Private Securities Reform Act of 1995. Additional information about issues that could lead to material changes in the Company’s performance is contained in the Company’s filings with the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSK Auto Corporation
By:	/s/ James B. Riley

James B. Riley Senior Vice President Chief Financial Officer

DATED: December 1, 2005

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 30, 2005, among CSK Auto Corporation, Fastlane Merger Corp., Murray’s, Inc., the sellers named therein, and J.W. Childs Associates, L.P., as seller representative.

Exhibit 99.1	Press Release dated December 1, 2005.

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